                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/

    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              DELPHI INFORMATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  $125 per Exchange Act Rules 0-ll(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously by written preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                               September XX, 1999

Dear Stockholder:

    The Annual Meeting of stockholders of Delphi Information Systems, Inc. (the "Company") will be held at 2:00 p.m. local time on Friday, October 22, 1999, at the Company's principal executive office, which is located at 3501 Algonquin Road, Suite 500 in Rolling Meadows, Illinois.

    The notice of meeting, proxy statement and proxy card are included with this letter. The business of the meeting is described in the attached notice of the meeting.

    It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Regardless of whether you plan to attend, please complete and return the enclosed proxy to ensure that your shares will be represented at the Annual Meeting. If you attend the meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                          Sincerely,

                                          /s/ RICHARD J. BAUM
                                          --------------------------------------
                                          Richard J. Baum
                                          SENIOR VICE PRESIDENT--FINANCE AND
                                          ADMINISTRATION,
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

                        DELPHI INFORMATION SYSTEMS, INC.
                         3501 ALGONQUIN ROAD, SUITE 500
                        ROLLING MEADOWS, ILLINOIS 60008

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 22, 1999

                            ------------------------

    The Annual Meeting of stockholders of Delphi Information Systems, Inc., a Delaware corporation (the "Company"), will be held at the principal executive office of the Company, which is located at 3501 Algonquin Road, Suite 500, in Rolling Meadows, Illinois, at 2:00 p.m. local time, on Friday, October 22, 1999, for the following purposes:

       (1) To elect three directors of the Company, each to serve until the 2000 annual meeting of stockholders.

       (2) To approve an amendment to the Company's 1996 Stock Incentive Plan.

       (3) To approve the Company's 1999 Employee Stock Purchase Plan.

       (4) To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to ebix.com, Inc.

       (5) To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

    All persons who are stockholders of record at the close of business on August 25, 1999 will be entitled to vote at the Annual Meeting. A list of stockholders as of the close of business on August 25, 1999 will be available for examination by any stockholder during the ten day period preceding the Annual Meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOU MAY REVOKE THE PROXY AT ANY TIME. IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                                          By Order of the Board of Directors,

                                          /s/ RICHARD J. BAUM
                                          --------------------------------------
                                          Richard J. Baum
                                          SENIOR VICE PRESIDENT--FINANCE AND
                                          ADMINISTRATION, CHIEF FINANCIAL
                                          OFFICER AND SECRETARY

Dated: September XX, 1999

                        DELPHI INFORMATION SYSTEMS, INC.
                         3501 ALGONQUIN ROAD, SUITE 500
                        ROLLING MEADOWS, ILLINOIS 60008

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 22, 1999

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement has information about the Annual Meeting and was prepared by the Company's management for the Board of Directors. The Proxy Statement and proxy was first mailed to stockholders on September XX, 1999.

    You may revoke the proxy at any time before it is exercised at the Annual Meeting. To revoke a proxy, you may send to the Secretary of the Company a letter indicating that you want to revoke your proxy, or you can deliver to the Secretary a duly executed proxy bearing a later date. The last proxy executed by you revokes all previous proxies. In addition, you can attend the Annual Meeting and vote your shares in person. Proxies that are signed and received in time for voting and not revoked, will be voted at the Annual Meeting as directed by you. If no direction is given, proxies will be voted "FOR" all of the nominees for director and "FOR" the three other proposals. If any other matters properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote the shares represented by such proxy in accordance with their judgment.

VOTING

VOTING RIGHTS

    Each share of Common Stock, par value $.10 per share, and each share of Series D Preferred Stock, par value $.10 per share, outstanding on August 25, 1999 will be entitled to vote at the Annual Meeting. Each share of Common Stock will be entitled to one vote and each share of Series D Preferred Stock will be entitled to 45 votes. On August 25, 1999 there were 10,219,136 shares of Common Stock outstanding and 221 shares of Series D Preferred outstanding (representing 9,998 votes for the Series D Preferred Stock.) There is no right to cumulative voting.

QUORUM REQUIREMENTS

    A quorum of stockholders is necessary to take action at the Annual Meeting.

    - For purposes of voting on the nominees for directors, the approval of the amendment to the 1996 Stock Incentive Plan and the adoption of the 1999 Employee Stock Purchase Plan, a majority of the shares of Common Stock and the shares of Series D Preferred Stock, together as one group, present in person or by proxy will constitute a quorum of stockholders.

    - For purposes of voting on the approval of the amendment to the Company's Certificate of Incorporation to change the name of the Company, both a majority of the shares of Common Stock, as one group, present in person or by proxy and separately, a majority of the shares of Common Stock and shares of Series D Preferred Stock, together as one group, present in person or by proxy will constitute a quorum of stockholders.

    If you sign and return your proxy card, your shares will be counted to determine if a quorum exists, even if you abstain from voting on any proposal listed on the proxy card or fail to vote on any proposal listed on the proxy card (called "abstentions"). If your shares are held in the name of your broker, a bank or other nominee and you do not tell your broker, bank or other nominee how to vote (called "broker non-votes"), the shares will be counted in determining if a quorum of stockholders exists for the proposal to be voted upon. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders entitled to vote at the meeting, may adjourn the Annual Meeting, without notice other than the announcement at the Annual Meeting. If the adjournment is for more than 30 days, or, if after the adjournment a new date is set to determine which stockholders are entitled to notice of the new meeting, a notice of adjourned meeting will be given to each stockholder entitled to vote at the meeting. If there is a quorum at the adjourned new meeting, any business may be transacted which might have been transacted at the original meeting.

VOTE REQUIRED

    - Directors are elected by a plurality of the shares of Common Stock and Series D Preferred Stock, voting together as one group, present in person or by proxy and entitled to vote at the meeting. Abstentions and broker non-votes will not be counted as either a vote "FOR" or "AGAINST" the nominees for director and will have no effect in determining the outcome of the election of directors.

    - The adoption of the amendment to the 1996 Stock Incentive Plan and the 1999 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of Common Stock and the shares of Series D Preferred Stock, voting together as one group, present in person or by proxy and entitled to vote at the meeting. Abstentions will be counted as "AGAINST" both the adoption of the amendment to the 1996 Stock Incentive Plan and the 1999 Employee Stock Purchase Plan. Broker non-votes, on the other hand, will not be counted as a vote "FOR" or "AGAINST" and will have no effect on the outcome of such proposals.

    - The adoption of the amendment to the Certificate of Incorporation of the Company to change the Company's name requires the affirmative vote of both a majority of the shares of Common Stock, as one group and separately, the affirmative vote of a majority of the shares of Common Stock and Series D Preferred Stock, voting together as one group. Abstentions and broker non-votes will be counted as "AGAINST" the proposed amendment.

    The person appointed by the Company to act as inspector of election for the Annual Meeting will count the votes at the Annual Meeting.

                             CHANGE IN FISCAL YEAR

    On March 23, 1998, the Board of Directors adopted a resolution to change the Company's fiscal year end to December 31. The change in the fiscal year was effective December 31, 1998. The Company has filed a Form 10-K for the twelve months ended March 31, 1998, a Form 10-Q for each of the three months ended June 30, 1998 and September 30, 1998, and a Form 10-K for the nine months ended December 31, 1998. The term "1998 transition period" as used throughout this Proxy Statement means the nine month period ended December 31, 1998. The term "fiscal 1998" as used throughout this Proxy Statement means the twelve-month period ended March 31, 1998.

                                  STOCK SPLIT

    All references throughout this Proxy Statement to the number of Common Stock reported, including per share amounts, stock option data and market price have been restated to reflect the Company's one-for-five reverse stock split effective as of the close of business on May 8, 1998.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

    The following table shows, as of August 25, 1999, the ownership of Common Stock and Series D Preferred Stock by each director of the Company, by each current executive officer of the Company, by all current executive officers and directors of the Company as a group, and by all persons known to the Company to be beneficial owners of more than five percent of the Common Stock or the Series D Preferred Stock. The Common Stock and the Series D Preferred Stock are the Company's only outstanding classes of voting securities. The information set forth in the table as to directors and officers is based upon information provided to the Company by such persons in connection with the preparation of this Proxy Statement.

                                                           COMMON STOCK           SERIES D PREFERRED
                                                     ------------------------  ------------------------
                                                      NUMBER OF                 NUMBER OF
                                                       SHARES                   SHARES OF
                                                     BENEFICIALLY   PERCENT    BENEFICIALLY   PERCENT
NAME AND POSITION OF BENEFICIAL OWNER(1)              OWNED(2)    OF CLASS(3)   OWNED(2)     OF CLASS
---------------------------------------------------  -----------  -----------  -----------  -----------

------------------------

(1) Except where otherwise indicated, the mailing address of each of the stockholders named in the table is c/o Delphi Information Systems, Inc., 3501 Algonquin Road, Suite 500, Rolling Meadows, Illinois 60008.

(2) Each holder has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(3) Percentages less than one percent are indicated by an asterisk.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    The Company's Bylaws currently provide that the Board of Directors will consist of no less than three and no more than six members. An entire board of directors, consisting of three members, will be elected at the Annual Meeting. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting. The three nominees receiving the highest number of votes will be elected. Proxies received will be voted FOR the election of the nominees named below as directors. In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the present Board of Directors will propose a substitute nominee.

    Set forth below is information as to each nominee for director, as of August 25, 1999, including age, principal occupation and employment during the past five years, directorships with other publicly-held companies, and period of service as a director of the Company. Mr. Almog, Mr. Baumel and Mr. Gerdes are current members of the Board of Directors.

    YUVAL ALMOG, 49, was elected a director of the Company in September 1991 and was elected Chairman of the Board of Directors on November 30, 1993. Mr. Almog is President of Coral Group, Inc. and Managing Partner of its venture capital partnerships. He joined the Coral Group in 1986 and became its Managing Partner in 1991. Mr. Almog is also a director of CallConnect Communications, Inc., Friendly Machines, Ltd., GCC Networks, Inc., Optical Solutions, Inc., RT-Set, Ltd., Teltech Resource Network Corp. (none of which are companies with a class of securities registered pursuant to Sections 12 or 15(d) of the Securities Exchange Act of 1934, as amended) and Tricord System (NASDAQ-TRCD).

    WILLIAM R. BAUMEL, 31, was appointed a director of the Company in July 1996. Mr. Baumel is a partner with Coral Group, where he specializes in information services and technology investing. He joined Coral Group in 1996. From 1994 to 1996, Mr. Baumel held various positions with the Private Markets Group of Brinson Partners, Inc., an institutional money manager. Mr. Baumel previously held positions with Proctor & Gamble, a consumer products company, and Deloitte & Touche--San Francisco, an international accounting and consulting firm. Mr. Baumel also serves on the Boards of Integral Access, Magnet Internet Banking and Optical Solutions, Inc.

    LARRY G. GERDES, 50, was elected a director of the Company in 1985. Since 1991, Mr. Gerdes has been Chief Executive Officer of Transcend Services, Inc. (NASDAQ-TRCR), a provider of outsourced services to hospitals in the health management area. Mr. Gerdes is also a director of Transcend Services, Inc. Prior to Transcend, Mr. Gerdes spent over 14 years in various executive capacities at HBO & Company (NASDAQ-HBOC), including serving as Chief Financial Officer of HBO & Company and as Chief Executive Officer of Medical Systems Support, Inc., a wholly owned subsidiary of HBO & Company. Since 1983 Mr. Gerdes has been a general partner of Sand Hill Financial Company, a venture capital partnership. Additionally, since 1991 Mr. Gerdes has been a general partner in Gerdes Huff Investments, a private investment partnership located in Atlanta.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

          INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors has a standing Audit Committee that consists exclusively of non-employee directors. The Audit Committee meets with the Company's independent auditors, reviews audit procedures, receives recommendations and reports from the auditors and reviews internal controls. The Audit Committee currently consists of Mr. Baumel (Chairman) and Mr. Gerdes. The
Audit Committee met   times during the 1998 transition period.

    The Board of Directors has a standing Compensation Committee that consists exclusively of non-employee directors. The Compensation Committee is responsible for reviewing and recommending to the full Board of Directors compensation of officers and directors and administration of the Company's various employee benefit plans. The Compensation Committee currently consists of Messrs. Almog
(Chairman) and Gerdes. The Compensation Committee met   times during the 1998
transition period.

    The Board of Directors does not have a nominating committee or a committee performing similar functions.

    The Board of Directors held   meetings during the 1998 transition period. No
director attended fewer than 75 percent of the meetings of the Board of Directors and its committees on which he served.

    Non-employee directors do not receive an annual retainer or any other fees for their service as directors. The Company's 1998 Director Stock Option Plan provides for grants of stock options to non-employee directors of the Company. The 1998 Director Stock Option Plan provides that (i) upon election or appointment of a person who is not an employee of the Company or any of its subsidiaries as a director, such person receives an option to purchase 12,000 shares of Common Stock at an exercise price per share of 100% of the fair market value of a share of Common Stock on the date of a grant and (ii) each non-employee director immediately following each annual meeting of the stockholders of the Company is automatically granted an option to acquire 3,600 shares of Common Stock at an exercise price per share of 100% of the fair market value of a share of Common Stock on the date of the grant. Initial grants of options to purchase up to 22,800 shares of Common Stock, (of which options to acquire 19,200 shares of Common Stock were replacement options granted to existing non-employee directors provided that such directors waived any claim or rights to any grants of options under the 1996 Stock Incentive Plan), were made in 1998 following stockholder approval. In addition, directors are eligible to receive discretionary grants from time to time of options to purchase shares of Common Stock and other stock-based incentive compensation awards under the Company's 1996 Stock Incentive Plan.

     PROPOSAL 2--APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

    On July 21, 1999, the Board of Directors adopted the First Amendment (the "Amendment") to the Delphi Information Systems, Inc. 1996 Stock Incentive Plan, subject to approval by the stockholders at the Annual Meeting. This Amendment will generally increase the number of shares of Common Stock available for grant under the 1996 Stock Incentive Plan. A vote FOR the approval of the Amendment to the 1996 Stock Incentive Plan by a majority of the shares of Common Stock and the Series D Preferred Stock, voting together as one group, present in person or by proxy, is required to adopt the Amendment.

    The 1996 Stock Incentive Plan was adopted by the Board of Directors and approved by the stockholders on September 4, 1996. The 1996 Stock Incentive Plan enables the Company to attract and retain directors and officers and other key employees and consultants by providing them with appropriate rewards for superior performance. The Company believes that the proposed increase in the number of shares reserved for issuance under the 1996 Stock Incentive Plan is necessary in order to provide an opportunity for individuals with a high degree of training, experience, expertise and ability to acquire a proprietary interest in the success of the Company, and to more closely align their interests with those of the Company's stockholders.

    The Amendment to the 1996 Stock Incentive Plan reflects the five for one reverse stock split and increases the number of shares of Common Stock available for grant under the 1996 Stock Incentive Plan by 1,500,000, subject to stockholder approval. The previous number of shares reserved under the 1996 Stock Incentive Plan was 6,000,000, as approved by the Company's stockholders. The total number of shares reserved for grant under the 1996 Stock Incentive Plan will be 2,700,000, subject to stockholder approval.

    The following summary of the material features of the 1996 Stock Incentive Plan and Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the 1996 Stock Incentive Plan and Amendment, which are attached as EXHIBIT A.

SHARES AND PERFORMANCE UNITS AVAILABLE UNDER THE 1996 STOCK INCENTIVE PLAN

    Subject to adjustment as provided in the 1996 Stock Incentive Plan, the aggregate number of shares of Common Stock that may be covered by outstanding awards, except Replacement Option Rights (as defined below), granted under the 1996 Stock Incentive Plan and issued or transferred upon the exercise or payment thereof, and the aggregate number of Performance Units that may be granted under the 1996 Stock Incentive Plan, shall not exceed 2,700,000. Shares of Common Stock issued or transferred under the 1996 Stock Incentive Plan may be shares of original issuance or treasury shares or a combination thereof. The aggregate number of shares of Common Stock that may be covered by Replacement Option Rights granted under the 1996 Stock Incentive Plan during any calendar year shall not exceed five percent of the shares of Common Stock outstanding on January 1 of that year, subject to adjustment as provided in the 1996 Stock Incentive Plan.

ELIGIBILITY

    Directors, officers (including officers who are also directors) and other key employees of and consultants to the Company and its subsidiaries may be selected by the Board of Directors to receive benefits under the 1996 Stock Incentive Plan. At August 25, 1999, there were three non-employee directors, three officers (including officers who are also directors), approximately 145 key employees, and one consultant eligible to participate in the 1996 Stock Incentive Plan.

OPTION RIGHTS

    Option Rights entitle the optionee to purchase shares of Common Stock at a price equal to or greater than market value on the date of grant, except that the option price of a Replacement Option Right may be less than the market value on the date of grant. Replacement Option Rights are otherwise subject to the same terms, conditions and discretion as other Option Rights under the 1996 Stock Incentive Plan. A Replacement Option Right is an Option Right that is granted in exchange for the surrender and cancellation of an option to purchase shares of another corporation that has been acquired by the Company or one of its subsidiaries.

    The option price is payable at the time of exercise (i) in cash, (ii) by the transfer to the Company of nonforfeitable, nonrestricted shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration that the Board of Directors may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant of Option Rights may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates.

    Option Rights granted under the 1996 Stock Incentive Plan may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Option Rights that are not intended to so qualify. At or after the date of grant of any nonqualified Option Rights, the Board of Directors may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

    No Option Right may be exercised more than 10 years from the date of grant. Each grant may specify a period of continuous employment or other service with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

APPRECIATION RIGHTS

    Appreciation Rights granted under the 1996 Stock Incentive Plan may be either free-standing Appreciation Rights or Appreciation Rights that are granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference (the "Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation. A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of Common Stock on the date of grant, must specify the period of continuous employment or other service that is necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Common Stock or a combination thereof and may either grant to the recipient or retain in the Board of Directors the right to elect among those alternatives. The Board of Directors may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

RESTRICTED SHARES

    A grant of Restricted Shares involves the immediate transfer by the Company to the recipient of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The recipient is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as the Board of Directors may determine. The Board of Directors may condition a grant of Restricted Shares on the achievement of specified performance objectives ("Management Objectives"), as more fully described below under "Performance Shares and Performance Units," in addition to a specified period of employment or other service with the Company before the shares or any portion thereof will become vested and nonforfeitable.

    Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period to be determined by the Board of Directors. An example would be a provision that the Restricted Shares would be forfeited if the recipient ceased to be employed by the Company or one of its subsidiaries during a specified period of years. In order to enforce the forfeiture provisions, the transferability of Restricted Shares is prohibited or restricted in a manner and to the extent prescribed by the Board of Directors for the period during which the forfeiture provisions are to continue. The Board of Directors may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of the Company or other similar transaction or event.

DEFERRED SHARES

    A grant of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the recipient in the future in consideration of the performance of services, subject to the fulfillment of such conditions during such period of time (the "Deferral Period") as the Board of Directors may specify. During the Deferral Period, the recipient has no right to transfer any rights under his or her grant of Deferred Shares and no right to vote the shares of Common Stock covered thereby. On or after the date of any grant of Deferred Shares, the Board of Directors may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Board of Directors on the date of grant, except that the Board of Directors may provide for a shorter Deferral Period in the event of a change in control of the Company or other similar transaction or event.

PERFORMANCE SHARES AND PERFORMANCE UNITS

    A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A recipient may be granted any number of Performance Shares or Performance Units. The recipient will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The Performance Period may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Board of Directors. If, by the end of the Performance Period the recipient has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the recipient has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the recipient at the time and in the manner determined by the Board of Directors in cash, shares of Common Stock or any combination thereof.

    Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the division, subsidiary, department or function within the Company or a subsidiary in which the recipient is employed or with respect to which the recipient provides other services. The Board of Directors may adjust any Management Objectives and the related minimum level of acceptable achievement if, in its judgment, transactions or events have occurred after the date of grant that are unrelated to the recipient's performance and result in distortion of the Management Objectives or the related minimum level of acceptable achievement.

TRANSFERABILITY

    Awards granted under the 1996 Stock Incentive Plan are transferable only if and to the extent so provided in the related grant. Where transfers are permitted, the transferee may or may not have the same rights as the original recipient, depending upon tax and securities laws and regulations and other factors. These factors will be the responsibility of the transferor and transferee.

ADJUSTMENTS

    The maximum number of shares that may be issued or transferred under the 1996 Stock Incentive Plan, the number of shares covered by outstanding Option Rights or Appreciation Rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of Deferred Shares and Performance Shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Board of Directors may in its discretion provide in substitution for any or all outstanding awards under the 1996 Stock Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board of Directors may also make or provide for such adjustments in the aggregate number of shares and the aggregate number of Performance Units covered by the 1996 Stock Incentive Plan as the Board of Directors may determine to be appropriate in order to reflect any transaction or event described in the preceding sentence.

ADMINISTRATION AND AMENDMENTS

    The 1996 Stock Incentive Plan may be administered by the Board of Directors or a committee of two or more non-employee directors to which the Board of Directors may delegate its authority to administer the 1996 Stock Incentive Plan. The 1996 Stock Incentive Plan is currently being administered by the Board of Directors. In connection with its administration of the 1996 Stock Incentive Plan, the Board of Directors is authorized to interpret the 1996 Stock Incentive Plan and related agreements and other documents. The Board of Directors may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 1996 Stock Incentive Plan and may provide for such special terms for awards to participants who either are foreign nationals or are employed by or provide other services to the Company or any of its subsidiaries outside the United States of America as the Board of Directors may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Board of Directors may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the 1996 Stock Incentive Plan. In the event of any such cancellation, the Board of Directors may authorize the granting of a new award under the 1996 Stock Incentive Plan (which may or may not cover the same number of shares that had been the subject of the prior award) in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the 1996 Stock Incentive Plan had the cancelled award not been granted. The Board of Directors may also grant any award or combination of awards authorized under the 1996 Stock Incentive Plan (including but not limited to Replacement Option Rights) in exchange for the cancellation of an award that was not granted under the 1996 Stock Incentive Plan (including but not limited to an award that was granted by the Company or one of its subsidiaries by merger or otherwise, prior to the adoption of the 1996 Stock Incentive Plan), and any such award or combination of awards so granted under the 1996 Stock Incentive Plan may or may not cover the same number of shares of Common Stock as had been covered by the cancelled award and will be subject to such other terms, conditions and discretion as would have been permitted under the 1996 Stock Incentive Plan had the cancelled award not been granted.

    The 1996 Stock Incentive Plan may be amended from time to time by the Board of Directors, but an amendment to increase the aggregate number of shares of Common Stock that may be issued or transferred and covered by outstanding awards, or increase the aggregate number of Performance Units that may be granted, under the 1996 Stock Incentive Plan requires further approval by the Stockholders.

NEW PLAN BENEFITS

    It is not possible to determine how many eligible employees will participate in the 1996 Stock Incentive Plan in the future because the number of discretionary grants, the participation level nor the Company's future stock price (which affects the number of shares available for grant) is known. For informational purposes, the table below sets forth the numbers of Nonqualified Option Rights that were granted under the 1996 Stock Incentive Plan during the 1998 transition period, to each of the nominees for director, the Chief Executive Officer, each of the four most highly compensated executive officers other than the CEO, and certain groups. Nonqualified Option Rights were the only type of awards granted under the 1996 Stock Incentive Plan during the 1998 transition period.

                           1996 STOCK INCENTIVE PLAN

                                                                  DOLLAR
NAME                                                             VALUE($)     NUMBER OF UNITS
------------------------------------------------------------  --------------  ---------------

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1996 Stock Incentive Plan based on United States federal income tax laws in effect on January 1, 1999. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

    NONQUALIFIED OPTION RIGHTS. In general: (i) no income will be recognized by an optionee at the time a nonqualified Option Right is granted; (ii) at the time of the exercise of a nonqualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of the exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

    INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

    If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. This amount may also be subject to the alternative minimum tax. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

    APPRECIATION RIGHTS. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise.

    RESTRICTED SHARES. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares on such date (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any nonrestricted dividends received with respect to shares that are subject to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient when received.

    DEFERRED SHARES. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that the shares are actually transferred to him or her, reduced by any amount paid by him or her, and the capital gain or loss holding period for the shares will also commence on that date.

    PERFORMANCE SHARES AND PERFORMANCE UNITS. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

    SPECIAL RULES APPLICABLE TO OFFICERS AND DIRECTORS. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, but not longer than six months.

TAX CONSEQUENCES TO THE COMPANY OR A SUBSIDIARY

    To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income (i) meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Code Section 280G and (ii) is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

    The provisions of Section 162(m) of the Code generally disallow a tax deduction to a publicly-held company for compensation in excess of $1,000,000 paid to its chief executive officer or any of its other four most highly compensated executive officers in any fiscal year, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The Board of Directors has determined that the satisfaction of such requirements may not necessarily be in the best interests of the Company and, thus, has decided not to qualify the 1996 Stock Incentive Plan for purposes of Section 162(m) at this time.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S STOCK INCENTIVE PLAN.

          PROPOSAL 3--ADOPTION OF THE DELPHI INFORMATION SYSTEMS, INC.
                            1999 STOCK PURCHASE PLAN

    On July 21, 1999, the Board of Directors adopted the Delphi Information Systems, Inc. 1999 Stock Purchase Plan, subject to approval by the stockholders. A vote FOR the adoption of the 1999 Stock Purchase Plan by a majority of the Common Stock and the Series D Preferred Stock, voting together as one group, present in person or represented by proxy is required to adopt the 1999 Stock Purchase Plan.

    The 1999 Stock Purchase Plan provides the Company employees the opportunity to acquire a proprietary interest in the Company. The purposes of the 1999 Stock Purchase Plan are to attract and retain individuals with a high degree of training, experience, expertise and ability, to provide an opportunity for such individuals to acquire a proprietary interest in the success of the Company, and to more closely align their interests with those of the Company's stockholders.

    The following summary of the material features of the 1999 Stock Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 1999 Stock Purchase Plan, which is attached as EXHIBIT B.

ADMINISTRATION

    The 1999 Stock Purchase Plan will be administered by a committee of at least three members of the Board of Directors. All costs and expenses of administering the 1999 Stock Purchase Plan will be paid by the Company. No brokerage commissions will be charged on a participant's purchase of Common Stock under the 1999 Stock Purchase Plan.

ELIGIBILITY

    Employees who have completed one month of employment, whose customary employment is 20 hours per week or more, and who are not five percent or greater stockholders of the Company's voting stock are eligible to participate in the 1999 Stock Purchase Plan. As of August 25, 1999, the Company had approximately 145 full-time employees, and estimates that all of the approximate 145 employees would have been eligible to participate in the 1999 Stock Purchase Plan.

PARTICIPATION

    Participation in the 1999 Stock Purchase Plan is voluntary.

    Eligible employees of the Company may elect to have the Company deduct up to 10% per six-month accumulation period (October 1--March 31, April 1--September
30) from their compensation. On the last day of each six-month accumulation period, the funds accumulated will automatically be used to purchase shares of Company Common Stock at a purchase price equal to the lesser of (i) 85% of the fair market value of a share of Company Common Stock on that day, or (ii) 85% of the fair market value of a share of Company Common Stock as of the first day of that six-month accumulation period. A participant's right to purchase stock is limited to $25,000 of the Company Common Stock at fair market value, determined at the time the option is granted, for any calendar year in which an option is outstanding at any time during the year.

    During a six-month accumulation period, a participant may reduce or cease, but not increase, payroll deductions for the remainder of a six-month accumulation period, in which case any funds accumulated up to that point will be used to purchase shares at the end of the six-month accumulation period for the participant's benefit. A participant may withdraw from the 1999 Stock Purchase Plan in full during a six-month accumulation period and have the participant's contributions returned, if the participate notifies the Company within the time period set by the committee.

    Upon any termination of employment, including as a result of death, disability or retirement, during a six-month accumulation period, no further contributions will be made to a participant's account. In such an event, the accumulated payroll deductions in the participant's account will be refunded without interest as soon as administratively practical to the participant or beneficiary.

AMENDMENT

    The Board of Directors may at any time amend the 1999 Stock Purchase Plan in any respect, including termination of the 1999 Stock Purchase Plan, without notice to participants. If the 1999 Stock Purchase Plan is terminated, the Board may allow the options outstanding at the time of termination to be exercised in accordance with their terms or the Board of Directors may make such outstanding options null and void and refund the balance in each participant's contribution account to that participant. Without the approval of the Company's stockholders, however, the 1999 Stock Purchase Plan may not be amended to increase the number of shares reserved under the 1999 Stock Purchase Plan (except pursuant to certain changes in the capital structure of the Company). The 1999 Stock Purchase Plan will automatically terminate on June 30, 2009, unless the Board terminates it prior to that date.

OFFERING OF COMMON STOCK

    2,000,000 shares of the Company's Common Stock have been reserved under the 1999 Stock Purchase Plan, subject to stockholder approval. The number and purchase price of shares will be adjusted by the committee in an equitable manner to reflect changes in the capitalization of the Company, including such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, acquisition of property or shares, asset spin-off, stock rights offering, combination of shares, and change in corporate or capital structure. If a dissolution or liquidation of the Company occurs during a six-month accumulation period, any rights to acquire Company Common Stock under the 1999 Stock Purchase Plan will be terminated, but eligible employees will have the right to acquire Company Common Stock before the dissolution or liquidation.

RIGHTS AS A STOCKHOLDER

    At the time funds are used to purchase Company Common Stock under the 1999 Stock Purchase Plan, a participant shall have all the rights and privileges of a stockholder of the Company with respect to shares purchased under the 1999 Stock Purchase Plan, whether or not certificates representing such shares have been issued. Company Common Stock purchased under the 1999 Stock Purchase Plan is freely transferable, although the holder will suffer adverse tax consequences if shares are disposed of within two years from the first trading day of the six-month accumulation period for which the purchase election for that six-month accumulation period is in effect or one year from the date the shares were purchased.

FEDERAL INCOME TAX CONSEQUENCES

    The 1999 Stock Purchase Plan is intended to qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Pursuant to the Internal Revenue Code, participants generally would not immediately recognize income for federal tax purposes when shares of Company Common Stock are purchased. If the recipient of Company Common Stock under the 1999 Stock Purchase Plan disposes of the shares before the end of the holding period (two years after the date the option was granted and one year after purchase), he or she generally will recognize ordinary income in the year of disposition in an amount equal to the difference between his or her purchase price and the market value of the Company Common Stock on the date of purchase. The excess (if any) of the amount received upon disposition over the sum of the market value on the date of purchase plus the amount treated as ordinary income will be taxed as capital gain. If a disposition does not occur until after the holding period expiration, the recipient generally will recognize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares of Company Common Stock on the date the option was granted over the price paid by the recipient on the date of purchase or (ii) the excess of the fair market value of such shares on the date of disposition over the price paid by the recipient on the date of purchase. The excess (if any) of the amount received upon disposition over the tax basis (i.e. purchase price plus amount taxed as ordinary income) will be taxed as capital gain. The Company generally will not be entitled to a tax deduction for compensation expense of the original sales to participants, but may be entitled to a deduction if a participant disposes of Common Stock received under the 1999 Stock Purchase Plan prior to the expiration of the applicable holding periods.

NEW PLAN BENEFITS

    It is not possible to determine how many eligible employees will participate in the 1999 Stock Purchase Plan in the future. Therefore, it is not possible to determine with certainty the dollar value or number of shares of Company Common Stock that will be distributed under the 1999 Stock Purchase Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN.

         PROPOSAL 4--APPROVAL OF AMENDMENT TO COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF COMPANY TO EBIX.COM, INC.

    On September 7, 1999, the Board of Directors approved an amendment to the Company's Certificate of Incorporation to change the name of the Company from Delphi Information Systems, Inc. to ebix.com, Inc. The Board of Directors believes that changing the Company's name reflects the shift in the Company's current product strategy from the "cd global" product line to the commercialization of the Company's new product, ebix.com. ebix.com is an Internet insurance browser based product providing electronic transmission between insurance carriers and insurance brokers.

    Approval of the proposed amendment to the Certificate of Incorporation requires that a majority of the holders of the outstanding Common Stock, voting as one group, and a majority of the holders of the outstanding Common Stock, voting together with the holders of the Series D Preferred Stock, vote in person or by proxy FOR the proposed amendment. The Board of Directors reserves the right to delay or cancel the name change even if stockholder approval is obtained at the Annual Meeting.

    If the name change is approved, current Company stock certificates will remain valid and no exchange of certificates will be required, unless and until the securities represented by those stock certificates are sold or transferred. The Company also intends to change its Common Stock trading symbol.

    This name change will be effected by an amendment to Article I of the Company's Certificate of Incorporation. Article I of the Company's Certificate of Incorporation presently provides:

    The name of this Corporation shall be:

        Delphi Information Systems, Inc.

    The amendment to Article I will read:

    The name of this Corporation shall be:

        ebix.com, Inc.

    The Board of Directors has considered the fact that there may be some negative effects of a name change. For instance, if the name change is approved, the Company will incur some costs to change the corporate logo, marketing materials and other corporate signage. The Company may also experience higher marketing costs as the Company seeks to familiarize existing customers with the new corporate name and product focus. However, the Board of Directors determined that the benefits of the name change likely outweighed any short-term costs.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S NAME CHANGE.

                             EXECUTIVE COMPENSATION

    Set forth in the table below is information regarding the annual and long-term compensation for the nine month 1998 transition period ended December 31, 1998 and the twelve months fiscal years ended March 31, 1998, and 1997, for the acting and former Chief Executive Officers, and two current and three former most highly compensated executive officers of the Company (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                            -----------------------------------  ----------------------------
                                                                                    STOCK
                                                                                   OPTIONS
           NAME AND               PERIOD     SALARY      BONUS    OTHER ANNUAL      (# OF        ALL OTHER
       CURRENT POSITION             (A)        ($)        ($)     COMPENSATION(B)   SHARES)   COMPENSATION(C)
-------------------------------  ---------  ---------  ---------  -------------  -----------  ---------------
W. Max Seybold(1)..............  TP 1998      153,366     80,103      137,044       180,000             --
Former President and Chief       FY 1998       29,423     23,538       91,000       180,000             --
Executive Officer                FY 1997           --         --           --            --             --

Edward J. O'Connell(2).........  TP 1998       12,788         --           --        90,000             --
Former Senior Vice President--   FY 1998           --         --           --            --             --
Finance & Administration and     FY 1997           --         --           --            --             --
Chief Financial Officer

Robin Raina(3).................  TP 1998      115,385     83,929       55,834        90,000             --
Executive Vice President and     FY 1998       66,692     20,000           --        90,000             --
Chief Operating Officer          FY 1997           --         --           --            --             --

David J. Vock(4)...............  TP 1998       69,231      9,807           --            --             --
Former Controller and Former     FY 1998       14,885         --           --        12,000             --
Chief Financial Officer          FY 1997           --         --           --            --             --

Reid E. Simpson(5).............  TP 1998       75,000     58,327           --            --         60,577
Former Senior Vice President--   FY 1998       43,269         --           --        90,000             --
Finance & Administration         FY 1997           --         --           --            --             --
and Chief Financial Officer

------------------------

(A) Periods designated as "TP 1998" mean the nine month transition period ended December 31, 1998, and periods designated "FY 1998" and "FY 1997" mean the twelve month fiscal year ended March 31, 1998 and 1997, respectively.

(B) Amounts shown in TP 1998 represent reimbursement for relocation expenses. Amounts shown in FY 1998 represent payments to Mr. Seybold for services performed prior to his employment by the Company.

(C) Represents severance payments.

(1) Mr. Seybold joined the Company effective January 9, 1998 and resigned as President effective July 31, 1999.

(2) Mr. O'Connell joined the Company effective December 1, 1998 and resigned effective June 1, 1999.

(3) Mr. Raina joined the Company effective November 1, 1997.

(4) Mr. Vock joined the Company effective January 23, 1998 and his employment was terminated effective July 26, 1999.

(5) Mr. Simpson joined the Company effective December 8, 1997 and resigned effective September 15, 1998.

OPTION GRANTS IN THE 1998 TRANSITION PERIOD

    Set forth in the table below is information regarding individual grants of stock options to purchase shares of Common Stock made during the nine months ended December 31, 1998 to each of the Named Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                             POTENTIAL REALIZABLE
                                                                                                                     VALUE
                                                                                                              AT ANSWERED ANNUAL
                                                               INDIVIDUAL GRANTS(A)
                                        -------------------------------------------------------------------     RATES OF STOCK
                                            NUMBER OF            % OF TOTAL                                  APPRECIATION FOR TERM
                                            SECURITIES         OPTIONS GRANTED      EXERCISE
                                        UNDERLYING OPTIONS     TO EMPLOYEES IN      PRICE PER   EXPIRATION   ---------------------
NAME                                        GRANTED(#)           FISCAL YEAR          SHARE        DATE        5%($)      10%($)
--------------------------------------  ------------------  ---------------------  -----------  -----------  ---------  ----------
W. Max Seybold........................        180,000(1)                 38%             5.56     12/02/08     629,737   1,595,878
Edward J. O'Connell...................         90,000(2)                 19%             5.81     12/01/08     328,991     833,727
Robin Raina...........................         90,000(1)                 19%             5.56     12/02/08     314,869     797,939

------------------------

(A) All options were granted under the Company's 1996 Stock Incentive Plan.

(1) Granted on December 2, 1998.

(2) Granted on December 1, 1998.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    Set forth in the table below is information regarding the exercise of stock options of Common Stock during the nine month period ended December 31, 1998 by each of the Named Officers and the value as of December 31, 1998 of unexercised stock options of Common Stock.

                                                                          NUMBER OF SECURITIES
                                      NUMBER OF      VALUE REALIZED            UNDERLYING               VALUE OF UNEXERCISED
                                        SHARES      (MARKET PRICE AT     UNEXERCISED OPTIONS AT             IN-THE-MONEY
                                      UNDERLYING     EXERCISE DATE              YEAR-END               OPTIONS AT YEAR-END ($)
                                       OPTIONS       LESS EXERCISE     ---------------------------   ---------------------------
NAME                                 EXERCISED(#)      PRICE)($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------  ------------   ----------------   -----------   -------------   -----------   -------------
W. Max Seybold.....................       --               --            30,000         330,000        144,863       1,276,448
Edward J. O'Connell................       --               --                --          90,000             --         241,875
Robin Raina........................       --               --             5,000         175,000         16,750         679,980
David J. Vock......................       --               --             3,000           9,000         15,375          46,125
Reid E. Simpson....................       --               --            15,000              --         52,500              --

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are Mr. Almog and Mr. Gerdes. Neither Mr. Almog nor Mr. Gerdes are or have been a Company officer or employee. No Company executive officer currently serves on the Compensation Committee or any similar committee of another public company.

                        REPORT OF COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of officers and other key employees of the Company and grants options to purchase Common Stock.

    COMPENSATION PHILOSOPHY. The Company's goals are to reward executives consistent with the Company's performance and to encourage the executives to increase stockholder value. To achieve these goals, the Compensation Committee has adopted the following objectives as guidelines:

    - Display a willingness to pay executives compensation necessary to attract and retain highly qualified executives.

    - Be willing to compensate executives for superior performance or for assuming new responsibilities or new positions within the Company.

    - Take into account historical levels of executive compensation and compensation structures competitive with other similar companies.

    - Implement a balance between short and long-term compensation to complement the Company's annual and long-term business objectives and strategies.

    - Provide different compensation opportunities based on the performance of the Company, encourage stock ownership by executives and align executive compensation with the interests of stockholders.

    COMPENSATION PROGRAM COMPONENTS. The Compensation Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers are further explained below.

    BASE SALARY. The Company's base pay levels are largely determined by evaluating the responsibilities of the position held and the experience of the individual and by comparing the salary scale with companies of similar size and complexity. Actual base salaries are kept within a competitive salary range for each position that is established through job evaluation and market comparisons and approved by the Committee as reasonable and necessary.

    ANNUAL INCENTIVES. The Company has historically awarded cash bonuses to certain salaried employees (including the Named Officers) of the Company. Bonuses are based on various factors, including profitability, revenue growth, management development and other specific performance criteria. The Company awarded bonuses to Mr. Seybold, Mr. Raina, Mr. Vock, and Mr. Simpson during the 1998 transition period.

    STOCK OPTION PROGRAM. The Compensation Committee strongly believes that by providing those persons who have substantial responsibility over the management and growth of the Company with an opportunity to increase their ownership of the Company's stock, the interests of stockholders and executives will be closely aligned. Therefore, the Company's officers (including the Named Officers) and other key employees are eligible to receive either incentive stock options or nonqualified stock options as the Compensation Committee may determine from time to time, giving them the right to purchase shares of Common Stock at an exercise price equal to 100 percent of the fair market value of the Common Stock at the date of grant. The number of stock options granted to executive officers is based on competitive practices.

    CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Seybold's compensation was solely the product of the negotiation between Mr. Seybold and the Board of Directors.

    SUMMARY. After its review of all existing programs, the Compensation Committee continues to believe that the total compensation program for executives of the Company is focused on enhancing corporate performance and increasing value for stockholders. The Compensation Committee believes that the compensation of executive officers is properly tied to stock appreciation through awards to be granted under the 1996 Stock Incentive Plan and that executive compensation levels at the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all members of the Compensation Committee.

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer or four other most-highly compensated executive officers. The Compensation Committee has reviewed the possible effect on the Company of Section 162(m), and it does not believe that
Section 162(m) will be applicable to the Company in the foreseeable future, but will review compensation practices as circumstances warrant.

                                          Respectfully submitted,

                                          Yuval Almog

                                          Larry G. Gerdes

                               PERFORMANCE GRAPH

    The line graph below compares the yearly percentage change in cumulative total stockholder return on the Company's Common Stock for the last five fiscal years with the Nasdaq Stock Market stock index and the Nasdaq Computer Data Processing Index. The following graph assumes the investment of $100 on December 31, 1993, and the reinvestment of dividends (rounded to the nearest dollar).

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
               AMONG DELPHI INFORMATION SYSTEMS, INC., THE NASDAQ
             STOCK MARKET (U.S.) INDEX AND THE NASDAQ COMPUTER DATA
                                PROCESSING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             DELPH INFORMATION SYSTEMS,
                        INC.                NASDAQ STOCK MARKET (U.S.)    NASDAQ COMPUTER AND DATA PROCESSING SERVICES
Dec-93                                100                           100                                             100
Dec-94                                 16                            98                                             121
Dec-95                                 25                           138                                             185
Dec-96                                 25                           170                                             228
Dec-97                                 19                           209                                             280
Dec-98                                 34                           293                                             502

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission reports of securities ownership on Form 3 and changes in such ownership on Forms 4 and 5. Officers, directors and more-than-ten-percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all such Section 16(a) reports that they file. Based solely upon a review of the copies of Forms 3, 4, and 5 furnished to the Company, the Company believes that during the period from April 1, 1997, through December 31, 1998, all of its directors, officers and more-than-ten-percent beneficial owners filed all such reports on a timely basis, except:

    On August 13, 1998, Mr. Baumel purchased 1,000 shares of Common Stock which was reported to the Securities and Exchange Commission on a Form 4 on September 14, 1998.

    In June 1998 Mr. Gerdes purchased 10,000 shares of Common Stock which was reported to the Securities and Exchange Commission on a Form 5 on April 30, 1999.

    On September 15, 1998, David J. Vock was appointed by the Board of Directors as acting Chief Financial Officer. Prior to being named acting Chief Financial Officer, Mr. Vock had been awarded options to purchase 12,000 shares of Common Stock under the 1996 Stock Incentive Plan. Mr. Vock reported his appointment as acting Chief Financial Officer and his options to the Securities and Exchange Commission on a Form 5 on December 31, 1998.

                                APPRAISAL RIGHTS

    Under Delaware law and the Company's Certificate of Incorporation, no appraisal rights are available to dissenting stockholders in regard to any proposal set forth in this Proxy Statement.

                              COST OF SOLICITATION

    The Company will pay for the cost of soliciting proxies, which also includes the preparation, printing, and mailing of this Proxy Statement. The Company will solicit proxies primarily through the mail, but certain Company employees may also solicit proxies by telephone, telegram, telex, telecopy, or personal interview. An employee who solicits proxies for the Company will not receive any additional pay for their services other than their regular compensation. The Company will request brokers and nominees who may hold shares in a stockholder's name to obtain voting instructions from the stockholder and will reimburse the broker or nominee for any expenses incurred in connection therewith. The Company's transfer agent, ChaseMellon Stockholders Services, L.L.C., will assist the Company in the solicitation of proxies from brokers and nominees for a fee of approximately $7,500. The Company will also reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services.

                                 OTHER BUSINESS

    At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, the proxies will be voted in the discretion of the proxyholders.

                               1998 ANNUAL REPORT

    The Company's Annual Report on Form 10-K, as amended, for the nine month transitional period ended December 31, 1998, as filed with the Securities and Exchange Commission, is enclosed with this Proxy Statement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    On May 10, 1999, the Company advised Arthur Andersen LLP, the Company's independent public accountants who audited the financial statements of the Company for the 1998 transition period, that the Company intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1999. The Audit Committee of the Company recommended the action taken with respect to Arthur Andersen LLP. Effective June 2, 1999, KPMG LLP was engaged by the Company as its new independent principal accountant to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999. The Company's independent public accountants are selected annually by the Audit Committee of the Board of Directors to audit the financial statements of the Company.

    Arthur Andersen's report on the Company's consolidated financial statements for the 1998 transition period had an explanatory paragraph that stated that the consolidated financial statements of the Company had been prepared assuming that the Company will continue as a going concern. The footnotes to the statements discussed that the going concern comment was necessary because of the effects of a shortfall between the amount then being made available to the Company by its lender under the Company's line of credit and the Company's projected cash requirements. None of the other reports by Arthur Andersen during the past two years contained any adverse opinion or disclaimer of opinion and no other such reports were qualified or modified as to uncertainty, audit scope or account principles.

    There have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedure during the Company's two most recent fiscal years or in the subsequent interim period through May 10, 1999 (the date of termination) which disagreement(s), if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of disagreement(s) in connection with its report, except as follows. In connection with the preparation regarding the 1998 transition period, Arthur Andersen and the Company disagreed regarding the application of the recently adopted SOP 97-2 (regarding revenue recognition for software licenses) to a limited number of the Company's contracts containing extended payment terms. The disagreement was resolved to the satisfaction of Arthur Andersen. Arthur Andersen discussed the subject matter of the disagreement with the Company's management and members of the Company's Audit Committee. The Company has authorized Arthur Andersen to respond fully to inquiries of any successor accountants for the Company regarding such issues.

    Arthur Andersen did not advise the Company during the Company's two most recent fiscal years or in the subsequent interim period through May 10, 1999 (the date of termination);

    (A) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

    (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

    (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or in the subsequent interim period through May 10, 1999, that if further investigated might (1) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statement covered by an audit report or (ii) have caused it to be unwilling to rely on management's statements, wherein such case (2) it did not, due to the change in accountants or for any other reason, expand the scope of its audit or conduct such further investigation; or

    (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (1)(i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

    A copy of Arthur Andersen's letter to the Securities and Exchange Commission is filed as an Exhibit to the Company's Current Report on Form 8-K filed May 14, 1999.

    Prior to engaging KPMG LLP, the Company had not consulted with KPMG LLP during the Company's two most recent fiscal years or in the period since the end of the most recent fiscal year through June 2, 1999, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered or the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) the subject of either a disagreement or an event described above.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

    Any stockholder proposal intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its principal executive offices on or before January 28, 2000, to be included in the Company's proxy statement relating to that meeting. If the Company does not receive notice of a stockholder proposal by April 14, 2000, any proxy returned to the Company will be voted as the proxyholder sees fit

    PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors,

                                          /s/ RICHARD J. BAUM
                                          --------------------------------------
                                          Richard J. Baum
                                          Senior Vice President--Finance and
                                          Administration, Chief Financial
                                          Officer and Secretary

September XX, 1999

                                                                       EXHIBIT A

                                FIRST AMENDMENT
                                     TO THE
                        DELPHI INFORMATION SYSTEMS, INC.
                           1996 STOCK INCENTIVE PLAN

    The Delphi Information Systems, Inc. 1996 Stock Incentive Plan ("Plan") as adopted by the board and approved by the stockholders on September 4, 1996, is hereby amended, subject to approval by the holders of a majority of the common stock, par value $.10 per share of Delphi Information Systems, Inc. (the "Company"), present or represented and entitled to vote at the Company's 1999 Annual Meeting of Stockholders, as follows:

                                       I.

    To reflect the five for one reverse stock split and to increase the number of shares of common stock available for grant under the Plan by 1,500,000,
Section 3(a) is amended by deleting the number "6,000,000" and substituting therefor the number "2,700,000."

                                      II.

    Pursuant to Section 17(a), notwithstanding any provision herein or in the Plan to the contrary, no option granted in respect of the 1,500,000 additional shares of Common Stock authorized by this amendment which options may be granted to Participants may be exercised before stockholder approval is obtained and, if such approval is not obtained, all such outstanding options shall become void, no further grants shall be made pursuant to this amendment and the Plan shall immediately revert to its provisions in effect prior to this amendment.

                                      III.

    Except as modified herein, the Plan shall remain in full force and effect.

    IN WITNESS WHEREOF the Company has caused this amendment to be executed by
its duly authorized officer this    day of       , 1999.

                                          DELPHI INFORMATION SYSTEMS, INC.

                                          By:___________________________________

                                          Title:________________________________

                                                                       EXHIBIT A

                        DELPHI INFORMATION SYSTEMS, INC.
                           1996 STOCK INCENTIVE PLAN

                        DELPHI INFORMATION SYSTEMS, INC.
                           1996 STOCK INCENTIVE PLAN
                               TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                 -----------
1.         Purpose.............................................................................................           1

2          Definitions.........................................................................................           1

3.         Shares and Performance Units Available under the Plan...............................................           2

4.         Option Rights.......................................................................................           3

5.         Appreciation Rights.................................................................................           4

6.         Restricted Shares...................................................................................           5

7.         Deferred Shares.....................................................................................           6

8.         Performance Shares and Performance Units............................................................           6

9.         Transferability.....................................................................................           7

10.        Adjustments.........................................................................................           7

11.        Fractional Shares...................................................................................           8

12.        Withholding Taxes...................................................................................           8

13.        Participation by Directors, Officers and Other Key Employees of or Consultants to a Less-
             Than-80-Percent Subsidiary........................................................................           8

14.        Certain Terminations of Employment, Hardship and Approved Leaves of Absence.........................           8

15.        Foreign Participants................................................................................           9

16.        Administration of the Plan..........................................................................           9

17.        Amendments and Other Matters........................................................................           9

                        DELPHI INFORMATION SYSTEMS, INC.
                           1996 STOCK INCENTIVE PLAN

    1. PURPOSE. The purpose of this Plan is to attract and retain directors, officers and other key employees of and consultants to Delphi Information Systems, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

    2.  DEFINITIONS.  (a) As used in this Plan:

    "APPRECIATION RIGHT" means a right granted pursuant to Section 5 of this Plan, including a Free-Standing Appreciation Right and a Tandem Appreciation Right.

    "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right.

    "BOARD"  means the Board of Directors of the Corporation.

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    "COMMITTEE" means a committee of not less than two "Non-Employee Directors" (as defined in Rule 16b-3(b)(3)(i) under Section 16(b) of the Exchange Act) appointed by and serving at the pleasure of the Board.

    "COMMON SHARES" means (i) shares of the Common Stock, par value $.10 per share, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 10 of this Plan.

    "DATE OF GRANT" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

    "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

    "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

    "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

    "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

    "LESS-THAN-80-PERCENT SUBSIDIARY" means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

    "MANAGEMENT OBJECTIVES" means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Restricted Shares.

    "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Board from time to time.

    "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as a Tax-Qualified Option.

    "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

    "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

    "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-Qualified Option granted pursuant to Section 4, or a Replacement Option Right granted pursuant to
Section 17(c), of this Plan.

    "PARTICIPANT" means a person who is selected by the Board to receive benefits under this Plan and (i) is at that time a director or an officer (including officers who are also directors) or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

    "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

    "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

    "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section of this Plan.

    "REPLACEMENT OPTION RIGHT"  means as Option Right granted pursuant to
Section 17(c) of this Plan in exchange for the surrender and cancellation of an option to purchase shares of another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise.

    "RESTRICTED SHARES" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

    "SPREAD" MEANS, in the case of a Free-Standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

    "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; PROVIDED, HOWEVER, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

    "TANDEM APPRECIATION RIGHT"  means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

    "TAX-QUALIFIED OPTION" means an Option Right that is intended to qualify under particular provisions of the Code, including but not limited to an Incentive Stock Option.

    3. SHARES AND PERFORMANCE UNITS AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 10 of this Plan, the aggregate number of Common Shares covered by outstanding awards, except Replacement Option Rights, granted under this Plan and issued or transferred upon the exercise or payment thereof, and the aggregate number of Performance Units granted under this Plan, shall not exceed 6,000,000. Common Shares issued or transferred under this Plan may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

        (b) Subject to adjustment as provided in Section 10 of this Plan, the aggregate number of Common Shares covered by Replacement Option Rights granted under this Plan during any calendar year shall not exceed five percent of the Common Shares outstanding on January 1 of that year.

        (c) For the purposes of this Section 3:

           (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

           (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; PROVIDED, HOWEVER, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

           (iii) Performance Units that are granted under this Plan, but are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

    4. OPTION RIGHTS. The Board may from time to time authorize grants to Participants of Option Rights upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Each grant shall specify the number of Common Shares to which it pertains.

        (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant; PROVIDED, HOWEVER, that the Option Price per Common Share of a Replacement Option Right may be less that the Market Value per Share on the Date of Grant.

        (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares that are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including but not limited to any form of consideration authorized under Section 4(d) below, on such basis as the Board may determine in accordance with this Plan and (iv) any combination of the foregoing.

        (d) On or after the Date of Grant of any Nonqualified Option, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; PROVIDED, HOWEVER, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

        (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

        (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

        (g) Each grant may specify a period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Corporation or other similar transaction or event.

        (h) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Tax-Qualified Options or combinations thereof.

        (i) On or after the Date of Grant of any Nonqualified Option, the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

        (j) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

        (k) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by an officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

    5. APPRECIATION RIGHTS. The Board may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Board and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash.

        (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Board on the Date of Grant.

        (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

        (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

        (e) On or after the Date of Grant of any Appreciation Rights, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

        (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Board may determine consistent with this Plan.

        (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

        (h) Regarding Free-Standing Appreciation Rights only:

           (i) Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

           (ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised;

           (iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-Standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-Standing Appreciation Rights in the event of a change in control of the Corporation or other similar transaction or event; and

           (iv) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

    6. RESTRICTED SHARES. The Board may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling the Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

        (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

        (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

        (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Grant. Such restrictions may include, but are not limited to, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

        (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

        (f) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

    7. DEFERRED SHARES. The Board may also authorize grants or sales to Participants of Deferred Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

        (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

        (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period in the event of a change in control of the Corporation or other similar transaction or event.

        (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

        (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

    8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board may determine in accordance with the following provisions:

        (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

        (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board on the Date of Grant and may be subject to earlier termination in the event of a change in control of the Corporation or other similar transaction or event.

        (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed.

        (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

        (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board the right to elect among those alternatives.

        (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issuable, with respect thereto may not exceed maximums specified by the Board on the Date of Grant.

        (g) On or after the Date of Grant of Performance Shares, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

        (h) The Board may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

        (i) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

    9. TRANSFERABILITY. (a) Any grant of an Option Right or other "derivative security" (as defined in Rule 16a-1 (c) under Section 16(a) of the Exchange Act) under this Plan may permit the transfer thereof by the Participant upon such terms and conditions as the Board shall specify.

        (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

    10. ADJUSTMENTS. The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Board may on or after the

Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent award. The Board may also make or provide for such adjustments in the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

    11. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

    12. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

    13. PARTICIPATION BY DIRECTORS, OFFICERS AND OTHER KEY EMPLOYEES OF OR CONSULTANTS TO A LESS-THAN-80-PERCENT SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is a director or an officer or other key employee of or a consultant to a Less-Than-80-Percent Subsidiary, regardless of whether the Participant is also employed by the Corporation or another Subsidiary, the Board may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this
Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than 80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

    14. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9[(b)] of this Plan, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

    15. FOREIGN PARTICIPANTS. In order to facilitate the making of any award or combination of awards under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; PROVIDED, HOWEVER that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Corporation.

    16. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Board, which may delegate any or all of its authority hereunder to the Committee. To the extent of any such delegation, references in this Plan to the Board shall be deemed to refer to the Committee, unless the context requires otherwise. A majority of the Board shall constitute a quorum, and the acts of the members of the Board who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Board in writing, shall be the acts of the Board.

        (b) The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith.

    17. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Board; PROVIDED, HOWEVER except as expressly authorized by this Plan, no such amendment shall increase the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) hereof or the number of Performance Units specified in Section 3(b) hereof without the further approval of the stockholders of the Corporation.

        (b) With the concurrence of the affected Participant, the Board may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

        (c) The Board may grant under this Plan any award or combination of awards authorized under this Plan, including but not limited to Replacement Option Rights, in exchange for the surrender and cancellation of an award that was not granted under this Plan, including but not limited to an award that was granted by the Corporation or a Subsidiary, or by another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise, prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

        (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment at any time.

        (e) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; PROVIDED, HOWEVER that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                                                                       EXHIBIT B

                        DELPHI INFORMATION SYSTEMS, INC.
                            1999 STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

       I.  Purpose and Effective Date.......................................................          1

      II.  Definitions......................................................................          1

     III.  Administration...................................................................          3

      IV.  Number of Shares.................................................................          4

       V.  Eligibility Requirements.........................................................          4

      VI.  Enrollment.......................................................................          5

     VII.  Grant of Options on Enrollment...................................................          6

    VIII.  Payroll Deductions...............................................................          6

      IX.  Purchase of Shares...............................................................          7

       X.  Termination of Participation.....................................................          9

      XI.  Designation of Beneficiary.......................................................         10

     XII.  Miscellaneous....................................................................         10

                        DELPHI INFORMATION SYSTEMS, INC.
                            1999 STOCK PURCHASE PLAN

                         I. PURPOSE AND EFFECTIVE DATE

    1.1 The purpose of the Delphi Information Systems, Inc. 1999 Stock Purchase Plan (the "Plan") is to provide an opportunity for eligible employees to acquire a proprietary interest in the Delphi Information Systems, Inc. (the "Company") through the purchase of shares of common stock of the Company. By providing this opportunity, the Company intends to increase the Company's ability to attract and retain employees who have the ability to enhance the profitability of the Company. It is the intent of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Except for the definition of "Employee", the provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of Section 423 of the Internal Revenue Code.

    1.2 The Plan shall be effective on the Effective Date stated below, subject to the approval of the Company's stockholders within one year before or one year after the date the Plan is approved by the board of directors of the Company (the "Board"). No option shall be granted under the Plan after the earlier of
(a) the day before the tenth (10th) anniversary of the Effective Date, or (b) the date on which the Plan is terminated by the Board in accordance with Section
12.6 of the Plan.

                                II. DEFINITIONS

    The following words and phrases, when used in this Plan, unless their context clearly indicates otherwise, shall have the following respective meanings:

    2.1 "ACCOUNT" means a recordkeeping account maintained for a Participant to which payroll deductions are credited in accordance with Article VIII of the Plan.

    2.2  "ARTICLE"  means an Article of this Plan.

    2.3 "ACCUMULATION PERIOD" means, as to the Company or a Participating Subsidiary, a period of six months commencing with the first regular payroll check issued on or after each successive April 1 and October 1 occurring after the Effective Date; provided, however, that the first Accumulation Period shall be a period of three months commencing with the first regular payroll check issued on or after July 1, 1999. The Committee may modify (including increasing or decreasing the length of time covered) or suspend Accumulation Periods at any time and from time to time.

    2.4 "BASE EARNINGS" means base salary and wages, and includes incentives, annual bonus, and pre-tax contributions to qualified employee benefit plans, dependent care plans, health care plans or other similar plans, which is received by a Participant from the Company or a Participating Subsidiary, but excluding overtime pay and commissions. The Committee may exclude, with respect to all Employees, any other form of compensation from the definition of "Base Earnings," provided such exclusion shall comply with Section 423(b)(5) of the Code.

    2.5  "BOARD"  means the board of directors of the Company.

    2.6  "CODE"  means the Internal Revenue Code of 1986, as amended.

    2.7 "COMMITTEE" means the committee of the Board described in Section 3.1 of the Plan.

    2.8  "COMMON STOCK"  means the Company's common stock, $.10 par value.

    2.9 "COMPANY" means Delphi Information Systems, Inc., a Delaware corporation.

    2.10 "CUT-OFF DATE" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

    2.11  "EFFECTIVE DATE"  means July 1, 1999.

    2.12 "ELIGIBLE EMPLOYEE" means an Employee eligible to participate in the Plan in accordance with Article V.

    2.13 "EMPLOYEE" means an individual who performs services for the Company or a Participating Subsidiary pursuant to an employment relationship determined by the Company to be described in Treasury Regulations Section 31.3401(c)-1 or any successor provision.

    2.14  "ENROLLMENT DATE"  means the first trading day of an Accumulation
Period.

    2.15  "EXCHANGE ACT"  means the Securities Exchange Act of 1934.

    2.16  "FAIR MARKET VALUE"  means, as of any applicable date:

        (a) if the security is listed for trading on the New York Stock Exchange, the closing price of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

        (b) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

        (c) if the security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were so reported, or

        (d) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Board.

    2.17 "PARTICIPANT" means an Eligible Employee who has enrolled in the Plan pursuant to Article VI and whose participation has not terminated.

    2.18 "PARTICIPATING SUBSIDIARY" means a Subsidiary which has been designated by the Committee in accordance with Section 3.3 of the Plan as covered by the Plan.

    2.19 "PLAN" means the Delphi Information Systems, Inc. 1999 Stock Purchase Plan as set forth herein and as from time to time amended.

    2.20 "PURCHASE DATE" means the specific trading day with respect to an Accumulation Period on which shares of Common Stock are purchased under the Plan in accordance with Article IX. For each Accumulation Period, the Purchase Date shall be the last day of such Accumulation Period, or, if such day is not a trading date, the next day which is a trading day.

    2.21  "RULE 16B-3"  means Rule 16b-3 under the Exchange Act.

    2.22  "SECTION"  means a section of this Plan, unless indicated otherwise.

    2.23  "SECURITIES ACT"  means the Securities Act of 1933, as amended.

    2.24 "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                              III. ADMINISTRATION

    3.1 The Plan shall be administered by the a Committee of not less than three Board members appointed by the Board. Membership on the Committee shall be subject to such limitations as the Board deems appropriate. In the event that the Board does not appoint a Committee, the Board shall be the Committee. The members of the Committee shall be "non-employee directors" within the meaning of Rule 16b-3.

    3.2 The Committee may select one of its members as chairman and may appoint a secretary. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable; provided, however, that all determinations of the Committee shall be made by a majority of its members when a quorum, which is constituted by a majority of the Committee, is present. Any acts approved of in writing must be unanimously approved.

    3.3 The Committee shall have the power, subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend and revoke rules and regulations for administration of the Plan; to determine all questions of fact and of policy and expediency that may arise in the administration of the Plan; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be Participating Subsidiaries. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive. The Committee may employ agents and delegate ministerial duties to them.

    In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan nor otherwise cause the Plan to fail to satisfy the requirements of Section 423 of the Internal Revenue Code and the regulations thereunder.

    3.4 This Article III relating to the administration of the Plan may be amended by the Board from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, or to obtain any exemption under such laws.

    3.5 No member of the Board or the Committee or any other agent to which either may have delegated authority under the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

                              IV. NUMBER OF SHARES

    4.1 Two million (2,000,000) shares of the Company's Common Stock are reserved for sales and authorized for issuance pursuant to the Plan. Shares sold under the Plan may be newly-issued shares, outstanding shares reacquired in private transactions or open market purchases, or both. If any option granted under the Plan shall for any reason terminate without having been exercised, the shares not purchased under such option shall again become available for the Plan.

    4.2 In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of the Company, the Committee shall make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan. In the event that, at a time when options are outstanding hereunder, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each option to purchase Common Stock of the Company shall terminate, but the Participant holding such option shall have the right to exercise his option prior to such dissolution or liquidation.

                          V. ELIGIBILITY REQUIREMENTS

    5.1 Except as provided in Section 5.2, each individual who is an Employee of the Company or a Participating Subsidiary shall become eligible to participate in the Plan in accordance with Article VI on the first Enrollment Date following the individual's completion of one (1) calendar month of employment by the Company or a Subsidiary, provided that the individual is an Employee on such Enrollment Date. Participation in the Plan is entirely voluntary.

    5.2 The following Employees are not Eligible Employees:

        (a) Employees who, immediately upon enrollment in the Plan or immediately upon an option grant would own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Code Section 424(d) shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee); and

        (b) Employees who are customarily employed by the Company or a Participating Subsidiary for less than 20 hours per week.

    5.3 Notwithstanding anything to the contrary in Section 5.1, Employees who are directors or "officers" of the Company (as defined in Rule 16a-1(f) under the Exchange Act, as such rule may be amended from time to time) may participate in the plan only in accordance with the requirements of Rule 16b-3 under the Exchange Act. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                 VI. ENROLLMENT

    6.1 Any Eligible Employee may enroll in the Plan for an Accumulation Period by completing and signing an enrollment form (which authorizes payroll deductions during such Accumulation Period in accordance with Section 8.1) and submitting such enrollment form to the Company on or before the Cut-Off Date immediately preceding the commencement of the Accumulation Period. Such enrollment form (and the authorization therein) shall be effective as of the Enrollment Date occurring within the first Accumulation Period to which the enrollment form relates, and shall continue in effect until the earliest of:

        (a) the end of the last payroll period ending in the last Accumulation Period before the Plan expires, in which case such enrollment and authorization shall automatically be deemed renewed for successive Accumulation Periods, unless the Committee adopts a different rule providing for renewal for a different period (or prohibiting such deemed renewal);

        (b) the date during an Accumulation Period that the Employee elects to change his enrollment in accordance with Section 8.3;

        (c) the date during an Accumulation Period that the Employee ceases to be an Eligible Employee; and

        (d) the date during an Accumulation Period that the Employee withdraws from the Plan or has a termination of employment in accordance with Article X.

                      VII. GRANT OF OPTIONS ON ENROLLMENT

    7.1 Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant on each Enrollment Date for which the enrollment continues in effect of an option to purchase shares of Common Stock from the Company pursuant to the Plan. Such option shall be evidenced in such form and with such terms (consistent with the Plan) as the Committee shall from time to time approve and shall be subject to Section 12.9.

    7.2 An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Purchase Date with respect to the Accumulation Period in which such option was granted; (b) the completion of the purchase of Common Stock under the option under Article IX; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

    7.3 An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date any number of whole shares (if the number of shares computed below includes a fraction, such number shall be rounded down to the next whole number) of Common Stock, and shall specify such number prior to the Enrollment Date, which is not more than whichever of the amounts described in (a) or (b) is applicable:

        (a) an amount equal to the lesser of (i) the percentage designated in the Participant's enrollment form of the Participant's annualized Base Earnings at the rate in effect on the applicable Enrollment Date, divided by 85% of the Fair Market Value of a share of Common Stock as of (A) the Enrollment Date on which the option is granted or (B) as of the Purchase Date for the Accumulation Period, whichever is lower, or (ii) two times the amount equal to the percentage designated in the Participant's enrollment form of the Participant's annualized Base Earnings at the rate in effect on the applicable Enrollment Date, divided by the Fair Market Value of a share of Common Stock as of the Enrollment Date; provided that, if the Committee specifies the purchase price under Section 9.4(b) applies with respect to the Accumulation Period, then such percentage of annualized Base Earnings shall be divided by 85% of the Fair Market Value of a share of Common Stock as of the Purchase Date for the Accumulation Period; or

        (b) a maximum number of shares as set by the Committee for an Enrollment Period subject to Section 4.1.

    Notwithstanding any other provision of this Plan, no Employee may be granted an option which permits his rights to purchase shares of Common Stock under the Plan and any other similar employee stock purchase plan of the Company or any of its subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

                            VIII. PAYROLL DEDUCTIONS

    8.1 An Eligible Employee who files an enrollment form pursuant to Article VI shall elect and authorize in such form to have deductions made from his pay on each payday during the Accumulation Period(s) to which the enrollment form relates, and he shall designate in such form the percentage (or, if the Committee permits, the total amount) of Base Earnings to be deducted during such Accumulation Period. An Employee may elect and authorize to have deducted up to 10% of his Base Earnings for such Accumulation Period, subject to the maximum set forth in Section 7.3, (subject to such minimum dollar amount as the Committee may designate from time to time). Any designated percentage shall be a whole percentage of Base Earnings up to 10% or such smaller percentage as the

Committee specifies from time to time. For these purposes, the Base Earnings of an hourly-paid Employee shall be determined by multiplying such Employee's hourly rate of base pay as of the beginning of the Accumulation Period by the number of regularly scheduled hours the Employee is expected to work during the Accumulation Period, excluding overtime hours.

    8.2 Payroll deductions for a Participant shall commence as soon as administratively practical after the Participant's authorization of such payroll deductions in an enrollment form becomes effective in accordance with Article VI, and shall continue until the date on which such authorization ceases to be effective in accordance with Article VI. The amount of each payroll deduction made for a Participant shall be credited to the Participant's Account as soon as administratively practical after the Participant's pay is withheld. No interest shall be paid on amounts held in Participant's Account. All payroll deductions received or held by the Company or a Participating Subsidiary may be used by the Company or Participating Subsidiary for any corporate purpose, and the Company or Participating Subsidiary shall not be obligated to segregate such payroll deductions.

    8.3 During an Accumulation Period, a Participant may elect to reduce or to cease (but not to increase) payroll deductions made on his behalf for the remainder of such Accumulation Period by delivering the applicable forms to the Company in such manner and at such time as permitted by the Committee. A Participant may elect to reduce payroll deductions or cease payroll deductions at any time. A Participant who has ceased payroll deductions may voluntarily withdraw from the Plan pursuant to Section 10.1.

    8.4 A Participant may not make any separate or additional contributions to his Account under the Plan, except when on leave of absence and then only as provided in Section 10.3. Neither the Company nor any Participating Subsidiary shall make separate or additional contributions to any Participant's Account under the Plan.

                             IX. PURCHASE OF SHARES

    9.1 Subject to Section 9.2, any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the purchase of the number of whole shares (fractional shares shall be rounded down to the nearest whole number) of Common Stock which the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable purchase price (but not in excess of the number of shares for which options have been granted to the Participant pursuant to Section 7.3).

    9.2 A Participant who holds an outstanding option as of a Purchase Date shall not be deemed to have exercised such option if, no later than the time prior to such Purchase Date required by the Committee, the Participant elected not to exercise the option by withdrawing from the Plan in accordance with
Section 10.1. If the Participant withdraws as described in the preceding sentence, then all funds accumulated in his Account as of the Purchase Date on which his option would otherwise be exercisable shall be distributed to him as soon as administratively feasible after such Purchase Date.

    9.3 If, after a Participant's exercise of an option under Section 9.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be refunded to the Participant in cash as soon as administratively practical after such Purchase Date. No interest shall accrue on such amounts held by the Company.

    9.4 (a) The purchase price for each share of Common Stock purchased under an option granted on the Enrollment Date for such Accumulation Period shall be 85% of the lower of

            (i) the Fair Market Value of a share of Common Stock on the Enrollment Date on which such option is granted; or

            (ii) the Fair Market Value of a share of Common Stock on the Purchase Date.

        (b) Notwithstanding Section 9.4(a), if the Committee so specifies prior to the commencement of an Accumulation Period, the purchase price for each share of Common Stock purchased under any option shall be 85% of the Fair Market Value of a share of Common Stock on the Purchase Date.

    9.5 If shares of Common Stock are purchased by a Participant pursuant to
Section 9.1, then such shares shall be held in non-certificated form at a bank or other appropriate institution selected by the Company until the earlier of
(i) such annual or other periodic date determined by the Committee, at which time the Committee shall deliver certificates representing such shares to a Participant or (ii) the time a Participant requests delivery of certificates representing such shares as may be required by the laws of the jurisdiction in which a Participant sells or otherwise disposes of the Participant's shares acquired under the Plan or for another reason approved by the Committee. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction shall require that the Company or the Participant take any action in connection with the shares being purchased under the option, delivery of the certificate or certificates for such shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay.

    Any certificates delivered pursuant to this Section 9.5 shall be registered in the name of the Participant or, if the Participant so elects, in the names of the Participant and one or more such other persons as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by law.

    9.6 In the case of Participants employed by a Participating Subsidiary, the Committee may provide for Common Stock to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

    9.7 If the total number of shares of Common Stock for which an option is exercised on any Purchase Date in accordance with this Article IX, when aggregated with all shares of Common Stock previously granted under this Plan, exceeds the maximum number of shares reserved in Section 4.1, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the Account of each Participant under the Plan shall be returned to him as promptly as practical.

    9.8 If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Common Stock purchased pursuant to an option granted under the Plan within two years after the date such option is granted or within one year after the Purchase Date to which such option relates, and if such Participant or former Participant is subject to U.S. federal income tax, then such Participant or former Participant shall notify the Company or Participating Subsidiary in writing of such sale, transfer or other disposition within 10 days of the consummation of such sale, transfer or other disposition, and shall remit to the Company or Participating Subsidiary or authorize the Company or Participating Subsidiary to withhold from other sources such amount as the Company may determine to be necessary to satisfy any federal, state or local tax withholding obligations of the Company or Participating Subsidiary.

    The Committee may from time to time establish rules and procedures (including but not limited to postponing delivery of shares until the earlier of the expiration of the two-year or one-year period or the disposition of such shares by the Participant) to cause the withholding requirements to be satisfied.

                        X. TERMINATION OF PARTICIPATION

    10.1 WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan in full (but not in part) during any Accumulation Period by delivering a notice of withdrawal to the Company (in a manner prescribed by the Committee) at any time up to but not including the number of days prior to the Purchase Date occurring in such Accumulation Period as the Committee shall require. If notice of withdrawal is timely received, the funds then accumulated in the Participant's Account shall not be used to purchase Common Stock, but shall instead be distributed to the Participant as soon as administratively feasible after the end of the Accumulation Period. An Employee who has withdrawn during an Accumulation Period may not return funds to the Company or a Participating Subsidiary during the same Accumulation Period and require the Company or Participating Subsidiary to apply those funds to the purchase of Common Stock. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date following such withdrawal in accordance with the provisions of Article VI.

    10.2 TERMINATION OF EMPLOYMENT. Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company or a Participating Subsidiary for any reason other than death or otherwise ceases to be an Eligible Employee, and such terminated Participant's outstanding options shall thereupon terminate. As soon as administratively practical after termination of participation, the Company or Participating Subsidiary shall pay to the Participant all amounts accumulated in the Participant's Account at the time of termination of participation. No interest shall accrue on such amount.

    10.3 LEAVE OF ABSENCE. If a Participant takes a leave of absence without terminating employment, such Participant may, at the commencement of the leave of absence and in accordance with procedures prescribed by the Committee, to elect: (a) to withdraw from the Plan in accordance with Section 10.1; (b) to discontinue contributions to the Plan but remain a Participant in the Plan through the balance of the Accumulation Period in which his leave of absence begins; or (c) to remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company or a Participating Subsidiary to the Participant during such leave of absence and undertaking to make contributions to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant's authorized Plan deductions.

                         XI. DESIGNATION OF BENEFICIARY

    11.1 Each Participant may designate in writing one or more beneficiaries to receive the amount in his Account in the event of death and may, in his sole discretion, change such designation in writing at any time. Any such designation shall be effective upon receipt by the Company and shall control over any disposition by will or otherwise.

    11.2 As soon as administratively practical after the death of a Participant, amounts accumulated in his Account shall be paid in cash to the designated beneficiaries or, in the absence of a valid designation, to the executor, administrator or other legal representative of the Participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on Account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Account unless the Participant has given express contrary instructions. No interest shall be paid on such amounts.

    11.3 No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the amounts credited to the Participant's Account under the Plan.

                               XII. MISCELLANEOUS

    12.1 RESTRICTIONS ON TRANSFER. The rights of a Participant under the Plan shall not be assignable or transferrable by such Participant, and an option granted under the Plan may not be exercised during a Participant's lifetime other than by the Participant.

    12.2 ADMINISTRATIVE ASSISTANCE. If the Committee in its discretion so elects, it may retain a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship or spousal community property, or in certain forms of trusts approved by the Committee.

    12.3 COSTS AND EXPENSES. All costs and expenses incurred in administering the Plan shall be paid by the Company, including any stamp duties, transfer taxes and any brokerage fees applicable to a Participant's acquisition of Stock under the Plan, unless otherwise determined by the Committee and announced in advance to Participants.

    12.4 EQUAL RIGHTS AND PRIVILEGES. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Code Section 423. This Section shall take precedence over all other provisions in the Plan.

    12.5 APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Illinois.

    12.6 AMENDMENT AND TERMINATION. The Board may amend, alter or terminate the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Code Section 423, the requirements of any securities exchange on which the Common Stock is traded, or any rule or regulation promulgated by the Securities Exchange Commission shall be effective unless, within one year after it is adopted by the Board, it is approved by the holders of a majority of the voting power of the Company's outstanding shares. In addition, the Committee may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section.

    If the Plan is terminated, the Board may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively practical, without interest.

    12.7 RIGHTS AS A STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Common Stock covered by his option until the Purchase Date. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such exercise, except as provided in Section 4.2 of the Plan.

    12.8 NO RIGHT OF EMPLOYMENT. Neither the grant nor the exercise of any rights to purchase shares under this Plan nor anything in this Plan shall impose upon the Company any obligation to employ or continue to employ any employee. The right of the Company or any Subsidiary to terminate any employee shall not be diminished or affected because any rights to purchase shares have been granted to such employee.

    12.9 REQUIREMENTS OF LAW. The Company shall not be required to sell, issue, or deliver any shares of Common Stock under this Plan if such sale, issuance, or delivery might constitute a violation by the Company or the Participant of any provision of law. Unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock proposed to be delivered under the Plan, the Company shall not be required to issue such shares if, in the opinion of the Company or its counsel, such issuance would violate the Securities Act. Regardless of whether such shares of Common Stock have been registered under the Securities Act or registered or qualified under the securities laws of any state, the Company may impose restrictions upon the hypothecation or further sale or transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company or its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law or are otherwise in the best interests of the Company. Any determination by the Company or its counsel in connection with any of the foregoing shall be final and binding on all parties.

    If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares of Common Stock issued under the Plan is no longer required in order to comply with applicable securities or other laws, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing a like number of shares lacking such legend.

    The Company may, but shall not be obligated to, register or qualify any securities covered by the Plan. The Company shall not be obligated to take any other affirmative action in order to cause the grant or exercise of any right or the issuance, sale, or deliver of shares pursuant to the exercise of any right to comply with any law.

    12.10 GENDER. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

    Executed this             day of             , 1999.

                                DELPHI INFORMATION SYSTEMS, INC.

                                By:
                                      ----------------------------------------

                                Title:
                                      ----------------------------------------

--------------------------------------------------------------------------------

                                     PROXY
                     Solicited by the Board of Directors
                       DELPHI INFORMATION SYSTEMS, INC.
                        3501 ALGONQUIN ROAD, SUITE 500
                       ROLLING MEADOWS, ILLINOIS 60008

The undersigned hereby appoints Robin Raina and Richard Baum, and each of them, as proxies, with power of substitution and revocation, acting by a majority of those present and voting (or if only one if present and voting, then that one) to vote the stock of Delphi Information Systems, Inc., (the "Company") that the undersigned is entitled to vote at the Annual Meeting of stockholders to be held on October 22, 1999, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present, with respect to the following:


------------------------------------------------------------------------------
                 [TRIANGLE]  FOLD AND DETACH HERE  [TRIANGLE]

--------------------------------------------------------------------------------
                                                           Please mark
                                                          your votes as
                                                           indicated in   /X/
                                                          this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS.

1. Proposal to elect Yuval Almog, William R. Baumel, and Larry G. Gerdes as directors until the next annual meeting of stockholders and until their successors are elected and qualified.

                 WITHHOLD
                 AUTHORITY
     FOR ALL  TO VOTE FOR ALL  WITHHOLD AUTHORITY TO
    NOMINEES     NOMINEES      VOTE FOR THE FOLLOWING NOMINEE(S):______________
       / /         / /            / /                            ______________
                                                                 ______________
                                                                 ______________


                                                         FOR   AGAINST   ABSTAIN
2.  Proposal to Amend the Delphi Information
    Systems, Inc. 1996 Stock Incentive Plan.             / /     / /       / /

3.  Proposal to Adopt the Delphi Information
    Systems, Inc. 1999 Employee Stock Purchase Plan.     / /     / /       / /

4.  Proposal to Adopt the Amendment to the Certificate
    of Incorporation of Delphi Information Systems, Inc.
    to change the name from Delphi Information Systems,  / /     / /       / /
    Inc. to ebix.com, Inc.

        IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE PROPOSALS. PLEASE SIGN EXACTLY AS OWNERSHIP APPEARS ON THIS PROXY. WHERE STOCK IS HELD BY JOINT TENANTS, ALL PARTIES IN THE JOINT TENANCY SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

_____________________________  ____________________________  _____________, 1999
SIGNED                         SIGNATURE IF JOINTLY HELD     DATED

--------------------------------------------------------------------------------
                 [TRIANGLE]  FOLD AND DETACH HERE  [TRIANGLE]